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[LINCOLN FINANCIAL GROUP LOGO]   PART I - LINCOLN                                        The Lincoln National Life Insurance Company
                                 LIFE INSURANCE APPLICATION                              Administrator Mailing Address:
                                 CORPORATE SPECIALTY MARKETS                             350 Church St.
                                                                                         Hartford, CT 06103-1106

SECTION 1  EMPLOYER INFORMATION
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Company Name                                                                                          Taxpayer Identification Number

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Address

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PLAN ADMINISTRATION CONTACT (SEND ALL CORRESPONDENCE TO NAMED CONTACT)
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Name                                                                            Telephone Number
                                                                                (              )
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Address

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OWNER DESIGNATION (SELECT ONE)
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|_| Company           |_| Insured       |_| Trust (Name of Trust, Trustee and Date of Trust)    |_| Other
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Owner Name

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Address

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BENEFICIARY DESIGNATION (SELECT ONE)
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|_|  Corporation
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|_|  Individual (Name and Relationship)
     Primary __________________________________________________________________________________
     Contingent
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|_|  Trust
     Name of Trust____________________________________________________________________________
     Trustee Name                                              Date of Trust
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|_|  Split Dollar (enclose a copy of split dollar agreement)
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|_|  Other
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POLICY INFORMATION
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State of Delivery

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Basic Plan                                        Death Benefit Option                Term Rider Percentage

     |_| Corporate Universal Life                                                     ___________________ %
                                                  |_| 1        |_| 2       |_| 3
     |_| Corporate Variable Universal Life
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                                                  Planned Premium Funding Schedule
     |_| Guideline Premium Test
                                                  |_| Years                                |_| Age
     |_| Cash Value Accumulation Test                 Number of Years ____________         Pay to Age ____________
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Requested Policy Effective Date                   Billing Frequency
                                                  |_| Annual   |_| Semi-Annual   |_| Quarterly   |_| Monthly   |_| Single Premium
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Coverage Information: (SELECT ONE)
     Specified Amount    $ _______________                                       |_| See attached Census
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Amount of life insurance presently in force or applied for:
(LINCOLN LIFE)  $__________________________________________   (Other Companies Total) $___________________________

Will life insurance or annuity in any company be replaced or changed (including the release of any values or the reduction
in premiums paid) if insurance applied for is issued?                           |_| Yes              |_| No
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SECTION 2 (MUST BE COMPLETED BY OWNER)
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OWNER TAXPAYER IDENTIFICATION NUMBER
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|_| Individual Taxpayer Identification Number                   |_|  Partnership          |_| Corporation

|_||_||_|-|_||_|-|_||_||_||_|                                   |_|  Trustee              |_| Other

Country of Citizenship_______________________                   |_||_|-|_||_||_||_||_||_||_|
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Certification --- Under penalties of perjury, I certify that:

(1) The number shown above is my correct Taxpayer Identification Number (or am waiting for a number to be issued to
    me), and

(2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS notified me that I am no longer subject to backup withholding (does not apply to real estate transactions, mortgage interest paid, the acquisition or abandonment of secured property, contributions to an Individual Retirement Arrangement (IRA), and payments other than interest and dividends).

CERTIFICATION INSTRUCTIONS. --- You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.
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Any person who, knowingly presents a false or fraudulent claim for payments of a loss or benefit or knowingly presents false information in an application for insurance may be guilty of a crime and may be subject to fines and confinement in prison.

The answers above are true and complete to the best of my knowledge and belief.  I agree that coverage can take effect only if the proposed insured is alive, and all answers material to the risk are still true and complete when the
policy is delivered and the entire first premium is paid for.   I agree that no agent may alter the terms of the application or the policy.  No agent may waive any of Lincoln Life's rights or requirements.

If this is a request to exercise an option in an existing policy, the request will become effective in accordance with the terms of that option.  If this is a request for change, any and all values may be used to pay for the change and to repay any loan indebtedness.  The changed policy will be subject to any loan indebtedness not repaid.  Any assignment in effect at the time of this request will apply to any new insurance issued.

Signature of (Proposed) Insured ________________________________________________ Date ______________

Signature of Owner _____________________________________________________________ Date ______________

Signature of Agent _____________________________________________________________ Date ______________

Signed at (City and State) _____________________________________________________
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LIST INDIVIDUALS AUTHORIZED TO SIGN FOR THE CORPORATION
Print Name                                                           Print Name
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Title                                                                Title
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Signature                                                            Signature
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Print Name                                                           Print Name
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Title                                                                Title
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Signature                                                            Signature
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